Taxation	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Taxation
7.	Taxation
(a)	Income taxes
(i)	Cayman Islands

The Company was incorporated in the Cayman Islands and conducts most of its business through its subsidiaries and VIEs located in the PRC and Hong Kong. Under the current laws of the Cayman Islands, the Company is not subject to tax on either income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

(ii)	PRC

The PRC enterprise income tax is calculated based on the taxable income determined under the PRC laws and accounting standards. Under the Corporate Income Tax (“CIT”) Law, which became effective on January 1, 2008, foreign invested enterprises and domestic enterprises are subject to a unified CIT rate of 25%. In accordance with the implementation rules of the CIT Law, a qualified “High and New Technology Enterprise” (“HNTE”) is eligible for a preferential tax rate of 15% with valid period of three years.

Shenzhen Ucloudlink Technology Limited and Shenzhen uCloudlink are qualified as HNTE, which are eligible to a preferential tax rate of 15% for the three-year period from 2017 to 2019 as long as they fulfill the HNTE criteria. In 2020, the preferential tax rate of 15% for Shenzhen Ucloudlink Technology Limited and Shenzhen uCloudlink was extended for three years from 2020 to 2022.

The Group’s (loss)/income before income taxes consisted of:

	Years ended December 31,
(In thousands)	2018	2019	2020
Non-PRC	(4,388)	(416)	(54,627)
PRC	(21,727)	5,680	(8,603)
Total	(26,115)	5,264	(63,230)

(iii)	Hong Kong

The Company’s subsidiaries incorporated in Hong Kong are subject to profits tax rate of 16.5% on taxable income.

7.	Taxation (Continued)
(a)	Income taxes (Continued)

The reconciliations of the income tax expenses for the years ended December 31, 2018, 2019 and 2020 were as follows:

	Years ended December 31,
(In thousands)	2018	2019	2020
(Loss)/income before income tax	(26,115)	5,264	(63,230)
Income tax computed at statutory PRC income tax rate (25%)(i)	(6,529)	1,316	(15,808)
Differential income tax rates applicable to certain entities comprising the Group	1,601	120	13,121
Effect of tax holiday	1,945	(569)	824
Permanent differences(ii)	3,417	136	451
Change in valuation allowance	1,116	322	2,735
Accelerated deductions on research and development expenses(iii)	(1,550)	(1,268)	(1,138)
Income tax expenses	—	57	185

(i)	The PRC statutory income tax rate was used because the majority of the Group’s operations are based in the PRC.
(ii)	Permanent differences primarily represent non-deductible expenses.
(iii)

This amount represents tax incentives relating to the research and development expenses of certain major operating subsidiaries in the PRC. This tax incentive enables those subsidiaries to claim an additional tax deduction amounting to 75% of the qualified research and development expenses incurred.

The per share effect of the tax holidays are as follows:

	Years ended December 31,
(In thousands)	2018	2019	2020
Effect of tax holiday	1,945	(569)	824
Per share effect – basic and diluted	(0.01)	0.00	(0.00)

(b)	Deferred tax assets

Deferred income tax expense reflects the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the deferred tax assets are as follows:

	Years ended December 31,
(In thousands)	2018	2019	2020
Deferred tax assets
Net operating loss carryforwards	6,666	6,991	9,416
Accrued expenses and others	107	104	414
Less: valuation allowance	(6,773)	(7,095)	(9,830)
Net deferred tax assets	—	—	—

7.	Taxation (Continued)
(b)	Deferred tax assets (Continued)

Movement of valuation allowance

	Years ended December 31,
(In thousands)	2018	2019	2020
Balance at beginning of the year	5,657	6,773	7,095
Change of valuation allowance	1,116	322	2,735
Balance at end of the year	6,773	7,095	9,830

Valuation allowance is provided against deferred tax assets when the Group determines that it is more-likely-than-not that the deferred tax assets will not be utilized in the future. The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more-likely-than-not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgment and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. Valuation allowances are established for deferred tax assets based on a more likely than not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The Group has provided a full valuation allowance for the deferred tax assets as of December 31, 2018, 2019 and 2020, as management is not able to conclude that the future realization of those net operating loss carry forwards and other deferred tax assets are more likely than not. The statutory rate of 15% to 25%, depending on which entity, was applied when calculating deferred tax assets.

As of December 31, 2018, 2019 and 2020, the Group had net operating loss carryforwards of approximately US$44,015 thousands and US$45,712 thousands and US$61,257 thousands respectively, which arose from the subsidiaries and VIE established in Hong Kong and PRC. As of December 31, 2018, 2019 and 2020, the Group does not believe that sufficient positive evidence exists to conclude that the recoverability of deferred tax assets is more likely than not to be realized. Consequently, the Group has provided full valuation allowance on the related deferred tax assets.

According to the Circular of relevant governmental regulatory authorities of Taxation on Extending the Loss Carry-over Period of High-tech Enterprises and High-tech SMEs (Cai Shui [2018] No. 76), from January 1, 2018, the enterprises that have the qualifications of high-tech enterprises or high-tech SMEs will be able to make up for the losses that have not been completed in the previous five years before the qualification year. The longest carry-over period is extended from 5 years to 10 years. As of December 31, 2020, the net operating loss carry forwards arose from Shenzhen uCloudlink Technology Limited and Shenzhen uCloudlink will expire during the period from 2025 to 2029, if unused.

(c)	Uncertain tax position

The Group evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2018, 2019 and 2020, the Group did not have any significant unrecognized uncertain tax positions. The Group does not anticipate any significant increase to our liability for unrecognized tax benefit within the next 12 months. Interest and penalties related to income tax matters, if any, is included in income tax expense.